SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 25, 2006

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	61-0979818
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

346 North Mayo Trail
Pikeville, Kentucky	41501
(Address of principal executive offices)	(Zip code)

(606) 432-1414
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On April 25, 2006, at the annual meeting of shareholders of Community Trust Bancorp, Inc. (the "Company"), the shareholders of the Company approved the Company's 2006 Stock Ownership Incentive Plan (the "Plan"). The Plan was approved by the Board of Directors on March 9, 2006, subject to shareholder approval.

The 2006 Stock Ownership Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, and performance units to employees of the Company and its subsidiaries. The number of shares of Common Stock reserved for issuance under the Plan is 1,500,000 shares. A copy of the Plan was attached as Appendix A to the Company's proxy statement filed with the Securities and Exchange Commission on March 24, 2006 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

99.1
Community Trust Bancorp, Inc. 2006 Stock Ownership Incentive Plan (incorporated by reference to Appendix A to the Company's proxy statement filed with the Securities and Exchange Commission on March 24, 2006)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Date:	April 27, 2006	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1
Community Trust Bancorp, Inc. 2006 Stock Ownership Incentive Plan (incorporated by reference to Appendix A to the Company's proxy statement filed with the Securities and Exchange Commission on March 24, 2006)